Newcourt Equipment Trust 1998-2
General Composition
at December 31, 2001

                                                              Weighted              Weighted              Average
                                          Current             Average               Average              Required
 Number                                  Required             Original             Remaining              Payoff
   of                                     Payoff                Term                  Term                Amount
Contracts                                 Amount              (Range)               (Range)               (Range)
----------                                ------              -------               -------               -------
27,236                                  $246,891,354         63.1 months           18.3 months             $9,065
                                                         (12 to 120 months)      (0 to 95 months)    ($0 to $1,576,534)


Type of Contracts
at December 31, 2001

                                                               % of
                                                               Total                                        % of
                                           Number              Number               Required             Required
                                             of                  of                  Payoff               Payoff
Type of Contract                          Contracts           Contracts              Amount               Amount
----------------                          ---------           ---------              ------               ------
Lease Contracts                             25,659              94.2%             $233,081,465             94.4%
Loan Contracts                               1,577               5.8                13,809,889              5.6
                                         ------------------------------------------------------------------------
   Total                                    27,236             100.0%             $246,891,354            100.0%
                                         ========================================================================

Newcourt Equipment Trust 1998-2
Geographical Diversity
at December 31, 2001

                                                           % of
                                                           Total                                      % of
                                         Number            Number                Required           Required
                                           of                of                   Payoff             Payoff
State                                  Contracts         Contracts                Amount             Amount
-----                                  ---------         ---------                ------             ------
Alabama                                $   274               1.1%            $  2,633,892              1.1%
Alaska                                      27               0.1                  104,289              0.0
Arizona                                    327               1.2                3,408,596              1.4
Arkansas                                   108               0.4                1,051,474               .4
California                               4,314              15.8               42,616,931             17.3
Colorado                                   525               1.9                3,715,919              1.5
Connecticut                                356               1.3                4,515,873              1.8
Delaware                                   130               0.5                  671,355              0.3
District of Columbia                       263               1.0                1,960,386              0.8
Florida                                  1,471               5.4               10,959,090              4.4
Georgia                                    700               2.6                8,396,489              3.4
Hawaii                                      18               0.1                   90,926              0.0
Idaho                                      111               0.4                  581,227              0.2
Illinois                                 1,168               4.3               11,139,365              4.5
Indiana                                    433               1.6                3,732,517              1.5
Iowa                                       281               1.0                2,402,108              1.0
Kansas                                     129               0.5                1,811,094              0.7
Kentucky                                   176               0.7                1,052,322              0.4
Louisiana                                    8               0.0                   48,993              0.0
Maine                                       21               0.1                  170,487              0.1
Maryland                                   509               1.9                5,076,748              2.1
Massachusetts                            1,239               4.6                9,318,787              3.8
Michigan                                 1,198               4.4               10,628,498              4.3
Minnesota                                  467               1.7                5,684,082              2.3
Mississippi                                129               0.5                1,341,951              0.5
Missouri                                   258               1.0                2,243,754              0.9
Montana                                     84               0.3                  326,302              0.1
Nebraska                                   111               0.4                1,020,994              0.4
Nevada                                     115               0.4                1,182,575              0.5
New Hampshire                              195               0.7                1,757,409              0.7
New Jersey                               2,060               7.6               18,777,439              7.6
New Mexico                                 125               0.5                  858,539              0.4
New York                                 2,323               8.5               22,507,289              9.1
North Carolina                             642               2.4                5,812,972              2.4
North Dakota                                25               0.1                   94,595              0.0
Ohio                                       982               3.6                7,479,947              3.0
Oklahoma                                   124               0.5                1,435,412              0.6
Oregon                                     241               0.9                2,298,910              0.9
Pennsylvania                             1,522               5.6               10,725,448              4.3
Rhode Island                               157               0.6                1,486,675              0.6
South Carolina                             298               1.1                2,785,035              1.1
South Dakota                                34               0.1                  330,866              0.1
Tennessee                                  481               1.8                3,476,400              1.4
Texas                                    1,460               5.4               14,039,952              5.7
Utah                                       114               0.4                1,017,492              0.4
Vermont                                     47               0.2                  448,573              0.2
Virginia                                   596               2.2                6,307,359              2.6
Washington                                 369               1.4                3,283,194              1.3
West Virginia                               65               0.2                  587,636              0.2
Wisconsin                                  345               1.3                3,199,368              1.3
Wyoming                                     81               0.3                  293,821              0.1
                                       -------             -----             ------------            -----
    Total                              $27,236             100.0%            $246,891,354            100.0%
                                       =======             =====             ============            =====

Newcourt Equipment Trust 1998-2
Payment Status
at December 31, 2001

                                                                           % of
                                                                           Total                                  % of
                                                           Number          Number             Required           Required
                                                             of             of                 Payoff             Payoff
Payment Status                                            Contracts       Contracts             Amount            Amount
--------------                                            ---------       ---------             ------            ------
Current, including 1 to 30 day delinquent contracts         24,742          90.8%           $221,907,352           89.9%
31-60 Days Delinquent                                        1,153           4.2              10,454,260            4.2
61-90 Days Delinquent                                          734           2.7               7,912,069            3.2
91-120 Days Delinquent                                         303           1.1               3,386,849            1.4
Over 120 Days Delinquent                                       304           1.1               3,230,824            1.3
                                                            ------         -----            ------------          -----
   Total                                                    27,236         100.0%           $246,891,354          100.0%
                                                            ======         =====            ============          =====


Equipment Type
at December 31, 2001

                                                                            % of
                                                                            Total                                  % of
                                                            Number          Number            Required           Required
                                                              of             of                Payoff             Payoff
Type of Equipment                                         Contracts       Contracts            Amount             Amount
-----------------                                         ---------       ---------            ------             ------
Telecommunications                                          19,964          73.3%           $152,499,617           61.8%
Manufacturing and Construction                               3,613          13.3              57,784,797           23.4
General Office                                               2,089           7.7              12,239,585            5.0
Printing                                                       444           1.6               8,892,281            3.6
Other(1)                                                       295           1.1               7,984,179            3.2
Computers and Point-of-Sale                                    749           2.8               5,468,748            2.2
Medical                                                         82           0.3               2,022,147            0.8
                                                            ------         -----            ------------          -----
    Total                                                   27,236         100.0%           $246,891,354          100.0%
                                                            ======         =====            ============          =====

(1) Includes $181,646 as the largest and $27,065 as the average Required Payoff Amount

Newcourt Equipment Trust 1998-2
Required Payoff Amount
at December 31, 2001

                                                                            % of
                                                                            Total                                     % of
                                                          Number            Number              Required            Required
                                                            of                of                 Payoff              Payoff
Required Payoff Amount                                  Contracts          Contracts             Amount              Amount
----------------------                                  ---------          ---------             ------              -------
$0 - 5,000.00                                             17,273              63.4%           $ 31,117,994            12.6%
$5,000.01 - 10,000.00                                      4,466              16.4              31,780,545            12.9
$10,000.01 - 15,000.00                                     1,709               6.3              20,843,274             8.4
$15,000.01 - 25,000.00                                     1,677               6.2              32,489,207            13.2
$25,000.01 - 50,000.00                                     1,376               5.1              47,451,772            19.2
$50,000.01 - 100,000.00                                      488               1.8              33,146,912            13.4
$100,000.01 - 500,000.00                                     232               0.1              40,045,683            16.2
$500,000.01 - 1,000,000.00                                    14               0.0               8,439,433             3.4
Over $1,000,000.00                                             1               0.0               1,576,534             0.0
                                                          ------             -----            ------------           -----
   Total                                                  27,236             100.0%           $246,891,354           100.0%
                                                          ======             =====            ============           =====


Remaining Term
at December 31, 2001

                                                                            % of
                                                                            Total                                      % of
                                                        Number              Number              Required             Required
                                                          of                 of                  Payoff               Payoff
Remaining Terms of Contracts                           Contracts           Contracts             Amount               Amount
----------------------------                           ---------           ---------             ------               ------
         (months)
 0- 12                                                    10,257              37.7%           $ 47,077,436            19.1%
13- 24                                                    16,141              59.2             171,799,061            69.6
25- 36                                                       610               2.2              14,951,720             6.1
37- 48                                                       217               0.8              12,862,551             5.2
49- 60                                                        10               0.0                 198,567             0.1
Over 60                                                        1               0.0                   2,019             0.0
                                                          ------             -----            ------------           -----
   Total                                                  27,236             100.0%           $246,891,354           100.0%
                                                          ======             =====            ============           =====

Newcourt Equipment Trust 1998-2
Types of Obligor
at December 31, 2001

                                                                         % of
                                                                         Total                                     % of
                                                       Number            Number             Required             Required
                                                         of                of                Payoff               Payoff
Type of Obligor                                       Contracts         Contracts            Amount               Amount
---------------                                       ---------         ---------            ------               ------
Manufacturing and Construction                           6,595              24.2%        $ 89,511,030              36.3%
Service Organizations(1)                                10,183              37.4           73,540,318              29.8
Retail and Wholesale Trade                               4,811              17.7           31,406,420              12.7
Financial Services                                       2,123               7.8           24,016,537               9.7
Other(2)                                                   808               3.0            7,165,612               3.0
Printing & Copy Centers                                    359               1.3            7,047,927               2.9
Medical                                                    577               2.1            6,657,139               2.7
Professionals(3)                                         1,655               6.1            6,501,086               2.6
Transportation                                             125               0.5            1,045,284               0.4
                                                        ------             -----         ------------             -----
    Total                                               27,236             100.0%        $246,891,354             100.0%
                                                        ======             =====         ============             =====

(1) Primarily includes Automotive Repair Services (44%); Business Services (37%); Engineering, Accounting and Research (11%)
(2) Includes $514,463 as the largest Required Payoff Amount belonging to a single obligor
(3) Primarily includes Healthcare Professionals (50%); Engineering, Accounting and Research Services (12.6%)

Obligor Concentration

                                                                                                                  % of
                                                         Number                            Required             Required
Obligors (including contracts                               of                              Payoff               Payoff
   securing vendor loans)                               Contracts                           Amount               Amount
   ---------------------                                ---------                           ------               ------
Top 5                                                      615                            $11,260,119             4.56%

The industries in which the top 5 obligors conduct business are Retail & Wholesale Trade, Service Organizations and Financial Services.